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                                                                   Exhibit 10(j)



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                               GUARANTY AGREEMENT


                                      from


                                   ALLETE INC.

                            Dated as of July 30, 2001



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                                TABLE OF CONTENTS

                                                                            Page

SECTION 1.        Guaranty.....................................................1

SECTION 2.        Bankruptcy...................................................2

SECTION 3.        Continuing Guaranty..........................................2

SECTION 4.        Reinstatement................................................3

SECTION 5.        Certain Actions..............................................3

SECTION 6.        Application..................................................3

SECTION 7.        Waiver.......................................................3

SECTION 8.        Assignment...................................................5

SECTION 9.        Subrogation..................................................5

SECTION 10.       Miscellaneous................................................5


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                               GUARANTY AGREEMENT



         THIS GUARANTY AGREEMENT, dated as of July 30, 2001 (as amended or otherwise modified from time to time, this "GUARANTY"), is made by ALLETE INC., a Minnesota corporation ("GUARANTOR").

                              W I T N E S S E T H:
                              -------------------

         WHEREAS, ADESA Corporation, as a Guarantor, ADESA California, Inc. and certain other Subsidiaries of ADESA Corporation that are or may become party thereto, as Lessees, Atlantic Financial Group, Ltd., as Lessor, the financial institutions party thereto, as Lenders, and SunTrust Bank, as Agent, have entered into that certain Master Agreement, dated as of July 30, 2001 (as it may be modified, amended or restated from time to time as and to the extent permitted thereby, the "MASTER AGREEMENT"; and, unless otherwise defined herein, terms which are defined or defined by reference in the Master Agreement (including Appendix A thereto) shall have the same meanings when used herein as such terms have therein); and

         WHEREAS, it is a condition precedent to the Funding Parties consummating the transactions to be consummated on the Initial Closing Date that the Guarantor execute and deliver this Guaranty; and

         WHEREAS, it is in the best interests of the Guarantor that the transactions contemplated by the Master Agreement be consummated on the Initial Closing Date; and

         WHEREAS, this Guaranty, and the execution, delivery and performance hereof, have been duly authorized by all necessary corporate action of Guarantor; and

         WHEREAS, this Guaranty is offered by the Guarantor as an inducement to the Funding Parties to consummate the transactions contemplated in the Master Agreement, which transactions, if consummated, will be of benefit to Guarantor;

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Guarantor, the Guarantor hereby agrees as follows:

         SECTION 1. GUARANTY. Guarantor hereby unconditionally guarantees to the Agent and the Funding Parties the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, and the full and prompt performance, of all of the Liabilities (as hereinafter defined), including rent, interest and Yield on any such Liabilities, whether accruing before or after any bankruptcy or insolvency case or proceeding involving Guarantor, any Lessee or any other Person and, if rent, interest or Yield on any portion of such obligations ceases to accrue by operation of law by reason of the commencement of such case or

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proceeding, including such rent, interest and earnings as would have accrued on any such portion of such obligations if such case or proceeding had not commenced, and further agrees to pay all reasonable expenses (including reasonable attorneys' fees and legal expenses) actually paid or incurred by each of the Funding Parties in endeavoring to collect the Liabilities, or any part thereof, and in enforcing this Guaranty. Notwithstanding the foregoing, during the Construction Term for any Leased Property, only the Lessor shall be entitled to make a claim under this Guaranty for Liabilities related to such Leased Property. The term "LIABILITIES", as used herein, shall mean all of the following, in each case howsoever created, arising or evidenced, whether direct or indirect, joint or several, absolute or contingent, or now or hereafter existing, or due or to become due: all amounts payable by the Lessees or the Construction Agent to the Agent and the Funding Parties under the Lease (including, without limitation, Basic Rent, Supplemental Rent and the Recourse Deficiency Amount), the Master Agreement, the Construction Agency Agreement or any other Operative Document; PROVIDED, HOWEVER, that the Guarantor will not be obligated to pay to the Agent and Funding Parties under this Guaranty any amounts greater than the Lessees and the Construction Agent would have had to pay to the Agent and the Funding Parties under the Lease, the Master Agreement, the Construction Agency Agreement and the other Operative Documents assuming that such documents were enforced in accordance with their terms (and without giving effect to any discharge or limitation thereon resulting or arising by reason of the bankruptcy or insolvency of a Lessee), plus all actual and reasonable costs of enforcing this Guaranty.

         By way of extension but not in limitation of any of its other obligations hereunder, Guarantor stipulates and agrees that if any foreclosure proceedings are commenced with respect to any Leased Property and result in the entering of a foreclosure judgment, any such foreclosure judgment, to the extent related to the Liabilities and payable to any of the Funding Parties, shall be treated as part of the Liabilities, and Guarantor unconditionally guarantees the full and prompt payment of such judgment.

         SECTION 2. BANKRUPTCY. Guarantor agrees that, in the event any bankruptcy, reorganization or insolvency proceeding shall be instituted by or against Guarantor and, if instituted against Guarantor, shall not be dismissed or stayed for a period of ninety (90) days, and if such event shall occur at a time when any of the Liabilities may not then be due and payable, Guarantor will pay to the Funding Parties forthwith the full amount which would be payable hereunder by Guarantor if all Liabilities were then due and payable.

         SECTION 3. CONTINUING GUARANTY. THIS GUARANTY SHALL IN ALL RESPECTS BE A CONTINUING, ABSOLUTE AND UNCONDITIONAL GUARANTY OF PROMPT AND COMPLETE PAYMENT AND PERFORMANCE (AND NOT MERELY OF COLLECTION), AND SHALL REMAIN IN FULL FORCE AND EFFECT (NOTWITHSTANDING, WITHOUT LIMITATION, THE DISSOLUTION OF GUARANTOR) UNTIL THE TERMINATION OF THE COMMITMENTS AND THE FULL AND FINAL PAYMENT OF ALL OF THE LIABILITIES.

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         SECTION 4. REINSTATEMENT. Guarantor further agrees that, if at any time all or any part of any payment theretofore applied to any of the Liabilities is or must be rescinded or returned for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Guarantor or any Lessee), such Liabilities shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application had not been made.

         SECTION 5. CERTAIN ACTIONS. The Funding Parties may, from time to time at their discretion and without notice to Guarantor (but subject to the terms of the other Operative Documents), take any or all of the following actions without impairing Guarantor's obligations hereunder: (a) retain or obtain (i) a security interest in any Lessee's interests in the Lease or the Leased Property and (ii) a lien or a security interest hereafter granted by any Person upon or in any property, in each case to secure any of the Liabilities or any obligation hereunder; (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the Guarantors, with respect to any of the Liabilities; (c) extend or renew for one or more periods (regardless of whether longer than the original period), or release or compromise any obligation of Guarantor hereunder or any obligation of any nature of any other obligor (including, without limitation, the Lessor and the Lessees) with respect to any of the Liabilities; (d) release or fail to perfect its Lien upon or security interest in, or impair, surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Liabilities or any obligation hereunder, or extend or renew for one or more periods (regardless of whether longer than the original period) or release or compromise any obligations of any nature of any obligor with respect to any such property; and
(e) resort to Guarantor for payment of any of the Liabilities, regardless of whether the Agent or any other Person shall have resorted to any property securing any of the Liabilities or any obligation hereunder or shall have proceeded against any Lessee or any other obligor primarily or secondarily obligated with respect to any of the Liabilities (all of the actions referred to in this CLAUSE (e) being hereby expressly waived by Guarantor).

         SECTION 6. APPLICATION. Any amounts received by any Funding Party from whatever source on account of the Liabilities shall be applied by it toward the payment of such of the Liabilities, and in such order of application, as is set forth in the Operative Documents.

         SECTION 7. WAIVER. Guarantor expressly waives: (a) any defense based upon any legal disability or other defense of any Lessee, any other guarantor or other person, or by reason of the cessation or limitation of the liability of any Lessee from any cause other than full payment of all sums payable under the Operative Documents; (b) any defense based upon any lack of authority of the officers, directors, partners or agents acting or purporting to act on behalf of any Lessee or any principal of any Lessee or any defect in the formation of any Lessee or any principal of any Lessee; (c) any defense based upon the application by any Lessee of the proceeds of the Advances for purposes other than the purposes represented by the Lessees and/or the Construction Agent to the Funding Parties or intended or understood by the Funding Parties

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or Guarantor; (d) any and all rights and defenses arising out of an election of remedies by the Agent or any Funding Party, even though that election of remedies may adversely affect Guarantor's rights of subrogation and reimbursement against the principal; (e) any defense based upon a Funding Party's or the Agent's failure to disclose to Guarantor any information concerning any Lessee's financial condition or any other circumstances bearing on any Lessee's ability to pay all sums payable under the Operative Documents;
(f) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal; (g) any defense based upon the Agent's or any Funding Party's election, in any proceeding instituted under Bankruptcy Code (defined below), of the application of Section 1111(b)(2) of Bankruptcy Code or any successor statute; (h) any defense based upon any borrowing or any grant of a security interest under Section 364 of the Bankruptcy Code; (i) any right of subrogation, any right to enforce any remedy which the Agent or any Funding Party may have against any Lessee and any right to participate in, or benefit from, any security for the Operative Documents now or hereafter held by the Agent or any Funding Party (except as set forth in SECTION 9); (j) presentment, demand, protest and notice of any kind; (k) the benefit of any statute of limitations affecting the liability of Guarantor hereunder or the enforcement hereof; (l) any right to require the Agent or any Funding Party to institute suit or exhaust remedies against any Lessee or others liable for any of such indebtedness, to enforce the Agent's or any Funding Party's rights against any collateral which shall have been given to secure the Liabilities, to enforce the Agent's or any Funding Party's rights against any other guarantors of such indebtedness, to join any Lessee or any others liable on such indebtedness in any action seeking to enforce this Guaranty, to resort to any other means of obtaining payment of such indebtedness; (m) notices of disbursement of Advance proceeds, acceptance hereof, proof of non-payment, default under any Operative Document, notices and demands of any kind; and (n) all diligence in collection of or realization upon the Liabilities or any thereof. Guarantor further waives any and all rights and defenses that Guarantor may have because any Lessee's debt is secured by real property; this means, among other things, that: (1) the Agent and the Funding Parties may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by any Lessee; (2) if the Agent or any Funding Party forecloses on any real property collateral pledged by any Lessee, then (A) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and
(B) the Agent and the Funding Parties may collect from Guarantor even if the Agent or any Funding Party, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from any Lessee. The foregoing sentence is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because any Lessee's debt is secured by real property. These rights and defenses being waived by Guarantor include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure. Without limiting the generality of the foregoing or any other provision hereof, Guarantor further expressly waives to the extent permitted by law any and all rights and defenses, including without limitation any rights of subrogation, reimbursement, indemnification and contribution, which might otherwise be available to Guarantor under California Civil Code Sections 2787 to 2855, inclusive, 2899 and 3433, or under California Code of Civil Procedure Sections 580a, 580b, 580d and 726, or any of such sections. Finally, Guarantor agrees that the

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performance of any act or any payment which tolls any statute of limitations applicable to any of the other Operative Documents shall similarly operate to toll the statute of limitations applicable to Guarantor's liability hereunder.

         SECTION 8. ASSIGNMENT. Subject to Section 6 of the Master Agreement, each Funding Party may, from time to time, whether before or after any discontinuance of this Guaranty, at its sole discretion and without notice to Guarantor, assign or transfer any or all of its portion of the Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Liabilities shall be and remain Liabilities for the purposes of this Guaranty, and each and every such immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of such assignee's or transferee's interest in the Liabilities, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were such Funding Party.

         SECTION 9. SUBROGATION. The undersigned shall be subrogated to the rights of the Agent and the Funding Parties under the Liabilities and this Guaranty in respect of the Liabilities and all other amounts paid or payable by the undersigned under this Guaranty. The undersigned shall not exercise any right of subrogation against, and shall not require the Agent and the Funding Parties to marshall any assets held as collateral security for, any Lessee or any other party liable on the Liabilities unless and until all Liabilities hereunder have been paid in full.

         SECTION 10. MISCELLANEOUS. No delay in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action permitted hereunder shall in any way affect or impair any Funding Party's rights or Guarantor's obligations under this Guaranty. For the purposes of this Guaranty, Liabilities shall include all of the obligations described in the definition thereof, notwithstanding any right or power of any Lessee or the Lessor or anyone else to assert any claim or defense (other than final payment or full performance) as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the obligations of Guarantor hereunder. Guarantor hereby acknowledges that there are no conditions to the effectiveness of this Guaranty.

         This Guaranty shall be binding upon Guarantor and upon Guarantor's successors and permitted assigns; and all references herein to Guarantor shall be deemed to include any successor or successors thereof, whether immediate or remote, to such Person; provided that Guarantor shall not assign its obligations hereunder, in whole or in part, without the prior written consent of the Funding Parties, except that if Guarantor is a party to an internal reorganization pursuant to which all or substantially all of Guarantor's common stock is exchanged for the common stock of an entity that becomes the parent of Guarantor, the Guarantor may assign and delegate its rights and obligations under this Guaranty to Guarantor's new parent so long as (i) such new parent is at least of the same credit quality (as reasonably determined by the Funding Parties) as Guarantor immediately prior to such reorganization and (ii) such new parent executes and delivers to the Agent such assumption agreements, certificates and opinions as the Agent reasonably requests. Upon any such delegation and assumption of obligations in accordance

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with the previous sentence, Guarantor shall be relieved of and fully discharged from all obligations hereunder, whether such obligations arose before or after such delegation and assumption.

         The Documentary Conventions shall apply to this Guaranty.


                                       6

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         IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.


                                       ALLETE, INC.


                                       By: /s/ Philip R. Halverson
                                          --------------------------------------
                                          Name Printed: Philip R. Halverson
                                          Title: Vice President, General Counsel
                                                 and Secretary






                                       S-1                              GUARANTY